UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2005

EZCOMM ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-50601 (Commission File Number)	33-0827004 (I.R.S. Employer Identification No.)

16-7 Smjung-Dong, Ojung-Gu, Bucheon, Kyonggi-Do Korea
(Address of Principal Executive Offices/Zip Code)

82-32-676-6283
(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Section 3 — Securities and Trading Markets

Item 3.02      Unregistered Sales of Equity Securities

        On October 14, 2005, Ezcomm Enterprises, Inc. (the “Company”) issued 3.5 million shares of its common stock to an individual in consideration of consulting services provided to the Company.

        The issuance and sale of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act as a transaction not involving any public offering.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005	EZCOMM ENTERPRISES, INC. By: /s/ Seung-Kwon Noh ____________________ Seung-Kwon Noh Chief Executive Officer

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